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GuideStone Funds

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GUIDESTONE FUNDS

Strategic Alternatives Fund, International Equity Fund

and Global Real Estate Securities Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

April 5, 2018

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Strategic Alternatives Fund (“SA Fund”), the International Equity Fund (“IE Fund”), and the Global Real Estate Securities Fund (“GRES Fund”), each a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as the majority shareholder of the SA Fund, have approved the appointment of a new sub-adviser, Goldman Sachs Asset Management, L.P. (“GSAM”), to manage a global macro strategy for the SA Fund. The SA Fund’s investment objective will remain unchanged. The overall management and advisory fees of the SA Fund will increase by approximately 0.03% (three basis points) as a result of GSAM’s appointment as a sub-adviser.

The Board and GuideStone Financial Resources, as the majority shareholder of the IE Fund, also have approved the appointment of a new sub-adviser, Harris Associates L.P. (“Harris”), to manage a portion of the IE Fund. There will be no change to the IE Fund’s investment objective, principal investment strategies or principal risks, but the overall management and advisory fees of the IE Fund will increase by approximately 0.01% (one basis point) as a result of the appointment of Harris. The new sub-advisory agreement with Harris has been approved in conjunction with the termination of the sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). Harris will manage a portion of the IE Fund’s portfolio previously managed by BHMS.

GuideStone Capital Management, LLC (“GSCM”), the investment adviser to the SA Fund and the IE Fund, expects that the appointments of GSAM and Harris will enhance the investment services provided to, and improve the return potential of, the SA Fund and the IE Fund, respectively.

Additionally, the Board approved new sub-advisory agreements with Heitman Real Estate Securities LLC, Heitman International Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited (together, “Heitman”), each a sub-adviser to the GRES Fund. On January 5, 2018, Heitman LLC redeemed OM Asset Management, plc’s indirect ownership interest in Heitman, and as a result, Heitman is now independently owned and controlled. The transaction could be deemed to be a change of control of Heitman, which would result in the assignment and termination of Heitman’s sub-advisory agreements with the Trust. Accordingly, the Board considered and approved the new sub-advisory agreements, which are identical to the previous sub-advisory agreements with Heitman.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

John R. Jones
President

2

GUIDESTONE FUNDS

Strategic Alternatives Fund, International Equity Fund

and Global Real Estate Securities Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures.aspx

April 5, 2018

This document is an Information Statement for shareholders of each of above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to each Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about April 5, 2018 to the shareholders of record of each Fund as of March 15, 2018 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. In addition, GuideStone Financial Resources, as of the date of its approval, directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval.

As further described herein, the Board of Trustees of the Trust (the “Board”) and GuideStone Financial Resources have approved (1) the appointment of Goldman Sachs Asset Management, L.P. (“GSAM”) as a new sub-adviser to the Strategic Alternatives Fund (“SA Fund”) and the resulting increase in the overall management and advisory fees for the SA Fund; and (2) the appointment of Harris Associates L.P. (“Harris”) as a new sub-adviser to the International Equity Fund (“IE Fund”) and the resulting increase in the overall management and advisory fees for the IE Fund.

Additionally, the Board approved new sub-advisory agreements with Heitman Real Estate Securities LLC, Heitman International Real Estate Securities GmbH, and Heitman International Real Estate Securities HK Limited (together, “Heitman” and each a “Heitman entity”), each a sub-adviser to the Global Real Estate Securities Fund (“GRES Fund”). On January 5, 2018, Heitman LLC redeemed OM Asset Management, plc’s (“OMAM”) indirect ownership interest in Heitman, and as a result, Heitman is now independently owned and controlled. The transaction could be deemed to constitute a change of control of Heitman, which would result in the assignment and termination of the sub-advisory agreements with Heitman. Accordingly, the Board considered and approved the new sub-advisory agreements, which are identical to the previous sub-advisory agreements with Heitman.

As described in the Funds’ prospectus, the assets of each Fund are allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser, subject to approval of the Board, to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreements with Heitman on behalf of the GRES Fund.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

As of the Record Date, there were issued and outstanding 6,682,633.126 shares of the Investor Class of the SA Fund and 30,317,677.870 shares of the Institutional Class of the SA Fund; 22,051,939.553 shares of the Investor Class of the IE Fund and 80,769,745.098 shares of the Institutional Class of the IE Fund; and 9,306,310.300 shares of the Investor Class of the GRES Fund and 14,502,853.605 shares of the Institutional Class of the GRES Fund. Appendix A lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	Strategic Alternatives Fund: Appointment of Goldman Sachs Asset Management, L.P. as Sub-Adviser

A.	Overview

On February 23, 2018, the Board voted to approve the selection of a new sub-adviser, GSAM, to manage a portion of the SA Fund. With the appointment of GSAM, the SA Fund will add a fifth principal investment strategy, a global macro strategy, which seeks to take advantage of market dislocations or mispricings by taking relative value and directional positions on a broadly diversified set of market factors across a wide variety of global markets, including both developed and emerging markets. The global macro strategy seeks exposure to a wide variety of global markets and asset classes, including equity securities, currencies, sovereign bonds, and investment-grade and high-yield debt securities, and will use a significant amount of derivative instruments to implement both long and short investment positions. The SA Fund’s principal investment strategies and principal risks will change to incorporate the global macro strategy, but the SA Fund’s investment objective will remain unchanged. Additionally, the overall management and advisory fees of the SA Fund will increase by approximately 0.03% (three basis points) as a result of GSAM’s appointment as a sub-adviser. GuideStone Financial Resources, as the majority voting shareholder of the Fund, approved by written consent the increase in the overall management and advisory fees for the SA Fund as a result of the appointment of GSAM as a new sub-adviser to the SA Fund.

B.	Appointment

At a regular, in-person meeting held on February 22-23, 2018, the Board, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, the Adviser, GSAM or the Trust’s principal underwriter (the “Independent Trustees”), considered and unanimously approved the Adviser’s proposal to appoint GSAM as a sub-adviser to manage a portion of the SA Fund’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and GSAM (the “GSAM Agreement”). Upon the effectiveness of the GSAM Agreement, the aggregate management fees of the SA Fund will increase by approximately 0.03% (three basis points). The Adviser’s proposal was based on certain factors, including, but not limited to, its assessment of the performance of GSAM’s global strategic macro bond portfolio strategy (“strategic macro strategy”) as implemented in other investment vehicles managed by GSAM and the desire of the Adviser to optimize the investment objective of the SA Fund by providing an additional diversifying investment strategy that could provide strong risk-adjusted returns with low correlation to the other existing principal investment strategies. Based upon a review of comparative performance information and other factors, the Adviser recommended, and the Board approved, the GSAM Agreement on behalf of the SA Fund. GSAM will begin providing sub-advisory services for the SA Fund on May 1, 2018. In addition to GSAM, Allianz Global Investors U.S. LLC, Neuberger Berman Investment Advisers LLC, Parametric Portfolio Associates LLC and Perella Weinberg Partners Capital Management LP, the SA Fund’s current sub-advisers, will continue to provide sub-advisory services with respect to the allocated portions of the SA Fund.

The Adviser’s recommendation to hire GSAM was based on its analysis of the SA Fund’s investment objective and the structure of the SA Fund’s underlying sub-adviser composite. The Adviser recommended adding the global macro strategy, which is modeled on GSAM’s strategic macro strategy as an additional principal investment strategy of the SA Fund in order to enhance the investment services provided to the SA Fund and to improve the SA Fund’s return potential.

C.	Board Considerations

In making its determination to approve GSAM’s selection as a sub-adviser of the SA Fund, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by GSAM, composite historical performance information of a UCITS fund (which is a fund based in the European Union) and backdated synthetic performance of a private fund, each managed by GSAM according to its strategic macro strategy, the fees charged by GSAM for its strategic macro strategy and information regarding GSAM’s ownership structure, investment management experience, personnel, clients, assets under management, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend GSAM. The Board received and considered information about the potential of GSAM to contribute economies of scale as the SA Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to GSAM’s stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because this engagement with GSAM would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that GSAM did provide an estimate of profitability for providing its services to the SA Fund, which was based on an incremental cost approach. The Trustees considered the Adviser’s assessment of GSAM’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by GSAM, believed that GSAM was financially sound.

The Board considered the fees to be paid to GSAM under the GSAM Agreement, as well as the overall fee structure under the GSAM Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the SA Fund’s overall management and advisory fees would increase as a result of the appointment of GSAM. The Board also noted that the SA Fund, and not the Adviser, pays fees to GSAM directly. The Board considered that the SA Fund is subject to an expense limitation arrangement, for both its Institutional Class and Investor Class, whereby the Adviser is obligated to waive or reimburse certain expenses of each class of the SA Fund in order to limit the respective total expense ratio of the class. Accordingly, if the increase in the SA Fund’s overall management and advisory fee results in the Fund’s total expense ratio exceeding the Fund’s current expense limitation, then the Adviser will be obligated to waive or reimburse the excess amount. The Board noted the Adviser’s representation that the waiver or reimbursement obligation is not anticipated to impact the Adviser’s profitability materially, and therefore, the appointment of GSAM is not expected to affect the Adviser’s profitability with respect to the SA Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by GSAM and its affiliates as a result of its arrangements with the SA Fund. The Board concluded that any potential benefits to be derived by GSAM included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board further considered the qualifications, experience and capabilities of the GSAM individuals who will have primary portfolio management responsibilities for the SA Fund. The Board also noted that GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc. (“Goldman Sachs”) and would benefit from certain resources of the Goldman Sachs organization. In addition, the Board noted that, as of December 31, 2017, GSAM’s assets under supervision (“AUS”), which includes assets under management and other client assets for which GSAM does not have full discretion, for products that utilize the same fundamental principles as the global macro strategy proposed to be implemented for the SA Fund, were approximately $2.1 billion.

The Board considered that the Adviser intends to allocate approximately 0% to 25% of the SA Fund’s assets, with a target allocation of 15%, to the global macro strategy proposed to be implemented by GSAM. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the SA Fund. The Board considered the Adviser’s determination that the addition of GSAM would improve the risk profile of the SA Fund and would further diversify its sources of returns, all in a manner consistent with the risk and return objectives of the SA Fund.

The Board recognized that nearly all of GSAM’s strategic macro strategy’s assets are currently managed within a UCITS fund, and that GSAM does not currently employ this strategy for any investment companies registered under the 1940 Act. However, the Board noted that GSAM represented that it has the capability to manage the strategy within the 1940 Act’s requirements and that it expects that the strategy will be implemented in a manner that is very similar to the strategy of the existing UCITS fund. The Board considered that the strategic macro strategy consists of seven individual strategies. Additionally, GSAM represented that it manages a private fund, which commenced operations prior to the UCITS fund, and which implements a number of the seven strategies that comprise the strategic macro strategy.

While noting that past performance does not indicate future results, the Board considered that the composite performance, gross of fees as of December 31, 2017, of the strategic macro strategy versus its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, has been favorable over historical time periods (evaluated since September 1, 2001). The Board considered that the proposed strategy’s composite performance had outperformed its benchmark index over the one-, three-, five- and seven-year periods ended December 31, 2017. The Board noted that the composite performance was derived from the UCITS fund’s performance (since inception in October 2014) and, for periods prior to October 2014, the performance of isolated strategies of the GSAM private fund, adjusted to match the constraints of the strategic macro strategy. GSAM presented the composite performance as a representation of the likely longer-term return and risk profile of the strategic macro strategy. Additionally, the Board noted that GSAM’s strategic macro strategy is an absolute return strategy and is not managed to the benchmark index. Instead, the composite performance was compared relative to a cash equivalent benchmark (ICE BofAML U.S. 3-Month Treasury Bill Index).

The Board noted that the Adviser does not anticipate using a transition manager to re-allocate a portion of the assets of the SA Fund to GSAM. The Board reviewed the Adviser’s estimate of the costs of the transition of assets from the other sleeves of the SA Fund to GSAM, based on estimated explicit trading costs provided by the SA Fund’s sub-advisers, and found the estimated costs to be reasonable.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that GSAM would provide investment management services that are appropriate in scope and that the fees paid to GSAM by the SA Fund under the GSAM Agreement are fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of GSAM. In addition, since January 1, 2017, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which GSAM, any parent or subsidiary of GSAM or any subsidiary of a parent of such entities was, or is to be, a party. GSAM also serves as a sub-adviser to the Medium-Duration Bond Fund, another series of the Trust advised by the Adviser.

Information Regarding GSAM. GSAM will serve as sub-adviser to an assigned portion of the SA Fund. As of December 31, 2017, GSAM, along with its investment advisory affiliates, had approximately $1.3 trillion in AUS. AUS includes assets under management and other client assets for which the firm does not have full discretion. There are seven investment strategy teams within the Global Fixed Income and Liquidity Management Team that are responsible for managing GSAM’s portion of the SA Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise. Ultimate accountability for the SA Fund’s portfolio account will reside with portfolio manager, Jonathan Xiong, Managing Director and Head of

Fixed Income Alternatives. Mr. Xiong has served as a portfolio manager at GSAM for more than five years. More information about GSAM is provided in Appendix B.

Comparison of the Management Fees. The overall management and advisory fees paid by the SA Fund will increase by approximately 0.03% (three basis points), based on current Fund assets, as a result of the appointment of GSAM compared to the overall management and advisory fees paid by the SA Fund prior to the effective date of the GSAM Agreement.

Prior to the effectiveness of the GSAM Agreement, the Institutional Class and Investor Class of the SA Fund paid overall management and advisory fees of 0.86% of average daily net assets for the year ended December 31, 2017. For the fiscal year ended December 31, 2017, the actual overall management and advisory fees paid by the SA Fund to the Adviser and the sub-advisers to the SA Fund, both as a dollar amount and as a percentage based upon the SA Fund’s average daily net assets, were $483,827 (0.40%) and $555,286 (0.46%), respectively. Upon the appointment of GSAM, the Institutional Class and Investor Class of the SA Fund will pay an aggregate management fee of approximately 0.90% of the SA Fund’s average daily net assets. This increase reflects the fees payable to GSAM, as well as fees paid to the SA Fund’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and Adviser. If the new overall management and advisory fee had been in effect for the fiscal year ended December 31, 2017, the SA Fund would have paid $1,087,399 in overall management and advisory fees or a 0.05% increase of the overall management and advisory fees actually paid that year. The actual amount of the overall management and fees paid by the SA Fund will vary, depending on the allocation of the SA Fund’s assets to its sub-advisers.

The following tables show the SA Fund’s annual expenses (1) based on actual expenses incurred during the SA Fund’s fiscal year ended December 31, 2017 and (2) on a pro forma basis as if the GSAM Agreement has been in effect during 2017. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2017

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional		Investor
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.86%	0.90%	0.86%	0.90%
Other expenses	0.31%	0.07%(1)	0.68%	0.40%(1)
Dividend or interest expense on short sales	0.11%	0.11%	0.11%	0.11%
Acquired fund fees and expenses(1)	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses	1.31%	1.11%	1.68%	1.44%
Fee waiver(2)	(0.02%)	(0.01%)	(0.02%)	(0.01%)
Total annual Fund operating expenses (after fee waiver)	1.29%	1.10%	1.66%	1.43%
(1)	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.
(2)

The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit direct Fund operating expenses to 1.28% for the Institutional Class and 1.53% for the Investor Class (excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities). This contractual waiver and reimbursement applies to direct Fund operating expenses only and, should it be needed, will remain in place until April 30, 2019. The Adviser and/or its affiliates have also agreed to waive shareholder service fees attributable to the Fund’s investment in the Money Market Fund through April 30, 2019. If expenses fall below the levels noted above within three years after the Adviser has made such a waiver or reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed its expense limitation in place during the year in which the waiver or reimbursement was originally incurred, or the Fund’s expense limitation at the time of the repayment, whichever is lower. The contractual waivers and reimbursement can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$131	$112	$169	$146
3 Years	$413	$352	$528	$455

Description of the GSAM Agreement. The GSAM Agreement will become effective on May 1, 2018, and GSAM will begin providing services to the SA Fund on May 1, 2018. This description of the GSAM Agreement is qualified in its entirety by the form of the GSAM Agreement, which is included in Appendix C. The terms of the GSAM Agreement are substantially the same as the investment sub-advisory agreements between the Trust, the Adviser and the SA Fund’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain matters described below, and changes to provisions regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims, and obligations with respect to compliance matters.

Furthermore, the GSAM Agreement includes a provision permitting GSAM to use persons employed by an “affiliated person” of GSAM (as defined in the 1940 Act), each of whom will be treated as an “associated person” of GSAM (as defined in the Investment Advisers Act of 1940) (a “Participating Affiliate”), to provide, or assist in providing, discretionary investment advisory services under the GSAM Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant position of the SEC and its staff. The GSAM Agreement includes provisions providing that GSAM will be responsible for any actions taken by a Participating Affiliate on behalf of the SA Fund to the same extent as if GSAM has taken the action directly and that GSAM is solely responsible for the fees and/or other compensation of the Participating Affiliate. The GSAM Agreement will continue in effect for an initial term of two years. Thereafter, the GSAM Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the SA Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the GSAM Agreement, GSAM will manage the assets of the SA Fund that are allocated to GSAM by the Adviser. GSAM has discretion pursuant to the GSAM Agreement to purchase and sell securities for its allocated segment of the SA Fund’s assets in accordance with the SA Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to GSAM. Although GSAM is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The GSAM Agreement recognizes that GSAM may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The GSAM Agreement also provides that GSAM will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions GSAM effects on behalf of the SA

Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the SA Fund’s performance with respect to GSAM’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that GSAM normally makes available to its institutional investors or other customers.

The GSAM Agreement does not protect GSAM against liability to the SA Fund or the SA Fund’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the GSAM Agreement. The GSAM Agreement will terminate automatically with respect to the SA Fund upon assignment or upon the termination of the SA Fund’s Advisory Agreement with the Adviser. The GSAM Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	International Equity Fund: Appointment of Harris Associates L.P. as Sub-Adviser

A.	Overview

On February 23, 2018, the Board voted to approve the selection of a new sub-adviser, Harris Associates L.P., to manage a portion of the IE Fund. Harris will replace BHMS, which has served as one of the sub-advisers to the IE Fund. There will be no changes to the IE Fund’s investment objectives, principal investment strategies or principal investment risks, and the overall management and advisory fee of the IE Fund will increase by approximately one basis point (0.01%) as a result of the appointment of Harris as sub-adviser to the IE Fund.

B.	Appointment

At a regular, in-person meeting held on February 22-23, 2018, the Board, including the Independent Trustees, considered and unanimously approved the Adviser’s proposals to (1) terminate the sub-advisory agreement with BHMS on behalf of the IE Fund; and (2) appoint Harris as a sub-adviser to manage a portion of the IE Fund’s portfolio pursuant to a sub-advisory agreement between the Trust, the Adviser and Harris (the “Harris Agreement”). The Adviser’s proposal was based on certain factors, including, but not limited to, its assessment of the performance of BHMS, a significant change in BHMS’s portfolio management team responsible for the IE Fund, and the desire of the Adviser to enhance the IE Fund’s international equity investment strategy. Based upon a review of comparative performance information and other factors, the Adviser recommended, and the Board approved, the termination of the sub-advisory agreement between the Adviser, the Trust and BHMS and the approval of the Harris Agreement on behalf of the IE Fund. Harris will begin providing sub-advisory services for the IE Fund on or about April 25, 2018. In addition to Harris, AQR Capital Management, LLC, Baillie Gifford Overseas Limited, MFS Institutional Advisors, Inc. and Mondrian Investment Partners Ltd., the IE Fund’s current sub-advisers, will continue to provide sub-advisory services with respect to allocated portions of the IE Fund.

The Adviser’s recommendation to hire Harris was based on its analysis of the IE Fund’s investment objective and the structure of the IE Fund’s underlying sub-adviser composite. The Adviser’s recommendation is intended to maintain the IE Fund’s current risk profile and investment characteristics, to enhance the investment services provided to the IE Fund and to improve the IE Fund’s return potential.

C.	Board Considerations

In making its determination to approve Harris’ selection as a sub-adviser of the IE Fund, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Harris, the past performance of similar accounts managed by Harris that employ a strategy similar to the strategy proposed for the IE Fund, the fees charged to comparable clients, the fees charged by other investment advisers that employ similar strategies and information regarding Harris’ ownership structure, investment management experience, personnel, clients, assets under management, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Harris. The Board received and considered information about the potential of Harris to contribute economies of scale as the IE Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Harris’ stated fee schedule. In addition, the Board noted that the sub-adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because this engagement with Harris would be new, there was no relevant historical profitability information for the Board to assess. The Board noted that Harris did not provide an estimate of profitability for providing its services to the IE Fund, and considered Harris’ representation that it is not able to track the specific costs of advising a singular fund, because expenses incurred by each client are shared among multiple Harris entities. The Trustees considered the Adviser’s assessment of Harris’ financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Harris, believed that Harris was financially sound.

The Board considered the fees to be paid to Harris under the Harris Agreement, as well as the overall fee structure under the Harris Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that employ similar strategies. The Board noted that the IE Fund’s overall management and advisory fees would increase as a result of the appointment of Harris. The Board also noted that the IE Fund, and not the Adviser, pays fees to Harris directly. Therefore, the appointment of Harris is not expected to affect the Adviser’s profitability with respect to the IE Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Harris and its affiliates as a result of its arrangements with the IE Fund. The Board concluded that any potential benefits to be derived by Harris included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered that Harris’ international equity strategy’s composite performance history versus its benchmark, the MSCI EAFE Index, has been favorable over historical time periods (evaluated since 2001). While noting that past performance does not indicate future results, the Board considered that the proposed strategy had outperformed its benchmark index over the one-, three-, five- and seven-year periods ended December 31, 2017. Additionally, the Board considered that the proposed strategy outperformed its benchmark index over the analysis period of September 1, 2001 to December 31, 2017.

The Board further considered the qualifications, experience and capabilities of the Harris individuals who will have primary portfolio management responsibilities for the IE Fund. In addition, the Board noted that, as of December 31, 2017, Harris’s assets under management for the proposed Harris international equity strategy were approximately $54.3 billion.

The Board considered that the Adviser intends to allocate approximately 18% of the IE Fund’s assets to Harris’ international equity strategy. The Board noted the Adviser’s determination that the strategy would complement the other strategies currently utilized in the IE Fund and, as such, would enhance the IE Fund’s potential to provide long-term capital appreciation. The Board noted the Adviser’s representation that Harris is comfortable managing the strategy in accordance with the IE Fund’s socially responsible investment policy.

The Board noted that the estimated costs of the transition of assets from the terminated BHMS strategy to the Harris strategy, as estimated by the Adviser, were reasonable. Among other things, the Board considered the fact that the transition will occur within both the developed international and emerging markets equity markets, and therefore, may entail higher transaction costs compared to transactions involving other asset classes such as domestic stocks.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Harris would provide investment management services that are appropriate in scope and that the fees paid to Harris by the IE Fund under the Harris Agreement were fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Harris. In addition, since January 1, 2017, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Harris, any parent or subsidiary of Harris or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Harris. Harris serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as a manager to private partnerships. Founded in 1976, Harris had approximately $140 billion in assets under management as of December 31, 2017. David G. Herro, CFA, and Michael L. Manelli, CFA, will manage the portion of the IE Fund assigned to Harris. Mr. Herro is Deputy Chairman, Chief Investment Officer of International Equity and a portfolio manager and joined the firm in 1992. Mr. Manelli is a Vice President, portfolio manager and a senior international investment analyst and joined the firm in 2005. More information about Harris is provided in Appendix D.

Comparison of the Management Fees. The overall management and advisory fees paid by the IE Fund will increase by approximately 0.01% (one basis point), based on current Fund assets, compared to the overall management and advisory fees paid by the IE Fund prior to the effective date of the Harris Agreement.

Prior to the effectiveness of the Harris Agreement, the Institutional Class and Investor Class of the IE Fund paid overall management fees of 0.73% of average daily net assets for the year ended December 31, 2017. For the fiscal year ended December 31, 2017, the actual overall management and advisory fees paid by the IE Fund to the Adviser and the sub-advisers to the IE Fund, both as a dollar amount and as a percentage based upon the IE Fund’s average daily net assets, were $4,849,704 (0.33%) and $5,819,972 (0.40%), respectively. Upon the appointment of Harris, the Institutional Class and Investor Class of the IE Fund will pay an aggregate management fee of approximately 0.74% of the IE Fund’s average daily net assets. This increase reflects the fees payable to Harris, as well as fees paid to the IE Fund’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and Adviser. If the new aggregate management fee had been in effect for the fiscal year ended December 31, 2017, the IE Fund would have paid $10,815,175 in aggregate management fees or a 0.01% increase of the aggregate management fees actually paid that year. The actual amount of the aggregate management fees paid by the IE Fund will vary, depending on the allocation of the IE Fund’s assets to its sub-advisers.

The following tables show the IE Fund’s annual expenses (1) based on actual expenses incurred during the IE Fund’s fiscal year ended December 31, 2017 and (2) on a pro forma basis as if the Harris Agreement has been in effect during 2017. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2017

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional		Investor
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.73%	0.74%	0.73%	0.74%
Other expenses	0.12%	0.12%	0.38%	0.38%
Dividend or interest expense on short sales	0.08%	0.08%	0.08%	0.08%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses	0.95%	0.96%	1.21%	1.22%
Fee waiver(1)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual Fund operating expenses (after fee waiver)	0.94%	0.95%	1.20%	1.21%
(1)	The Adviser and/or its affiliates have agreed to waive shareholder service fees attributable to the Fund’s investment of cash balances in the Money Market Fund through April 30, 2019. This contractual waiver can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 96	$ 97	$ 122	$ 123
3 Years	$ 302	$ 305	$ 383	$ 386
5 Years	$ 525	$ 530	$ 664	$ 669
10 Years	$1,165	$1,177	$1,465	$1,476

Description of the Harris Agreement. The Harris Agreement will become effective on April 1, 2018, and Harris will begin providing services to the IE Fund on or about April 25, 2018. This description of the Harris Agreement is qualified in its entirety by the form of the Harris Agreement, which is included in Appendix E. The terms of the Harris Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the IE Fund’s other sub-advisers except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) changes to provisions regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims, and obligations with respect to compliance matters.

The Harris Agreement will continue in effect for an initial term of two years. Thereafter, the Harris Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the IE Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Harris Agreement, Harris will manage the assets of the IE Fund that are allocated to Harris by the Adviser. Harris has discretion pursuant to the Harris Agreement to purchase and sell securities for its allocated segment of the IE Fund’s assets in accordance with the IE Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Harris. Although Harris is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Harris Agreement recognizes that Harris may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Harris Agreement also provides that Harris will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Harris effects on behalf of the IE Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the IE Fund’s performance with respect to Harris’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Harris normally makes available to its institutional investors or other customers.

The Harris Agreement does not protect Harris against liability to the IE Fund or the IE Fund’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the Harris Agreement. The Harris Agreement will terminate automatically with respect to the IE Fund upon assignment or upon the termination of the IE Fund’s Advisory Agreement with the Adviser. The Harris Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

III.

Global Real Estate Securities Fund: Change of Control of Heitman Real Estate Securities LLC, Heitman International Real Estate Securities GmbH and Heitman International Real Estate Securities HK Limited

Heitman, which includes each Heitman entity serving as a sub-adviser to the GRES Fund, has completed a transaction involving the redemption of a 50% indirect ownership interest held by OMAM in Heitman’s parent company, Heitman LLC (the “Transaction”). Each Heitman entity is a wholly owned subsidiary of Heitman LLC, which was 50% owned indirectly by certain of the firm’s senior officers through KE I LLC and 50% owned indirectly by OMAM, through OMAM (HFL) Inc. After the close of the Transaction, Heitman LLC, and therefore each Heitman entity, is 100% owned and controlled by senior officers of the firm through their ownership of KE I LLC and KE 2 LLC. Heitman represented that the Transaction would not result in the change in the day-to-day operations of Heitman and that there would be no change in firm resources or professionals. Heitman also stated that it would not receive any money or other benefit as a result of the Transaction. The Transaction could be deemed to constitute a change of control of Heitman, which would result in an “assignment” (as defined under the 1940 Act and the rules thereunder) of the then-current sub-advisory agreements among the Adviser, each Heitman firm and the Trust on behalf of the GRES Fund. Pursuant to the requirements of the 1940 Act and the rules thereunder, such an assignment would automatically terminate the sub-advisory agreements.

Based on this information from the Adviser, on December 14, 2017, the Board voted to terminate the then-current sub-advisory agreements with Heitman and approve interim sub-advisory agreements pursuant to Rule 15a-4 under the 1940 Act that would remain in effect until new sub-advisory agreements were approved by the Board, both actions to be effective immediately before the closing of the Transaction. The interim sub-advisory agreements were identical in their terms, including the compensation to be received by Heitman, to the then-current agreements, except that the interim agreements would terminate upon the earlier of (1) 150 days from the closing of the Transaction; or (2)

the date on which new sub-advisory agreements among the Adviser, the Trust and each Heitman entity were approved by the Board. The Transaction closed on January 5, 2018.

At a regular, in-person meeting held on February 22-23, 2018, the Board, including the Independent Trustees, voted to approve new sub-advisory agreements with Heitman (the “Heitman Agreements”), which are identical to the sub-advisory agreements with Heitman that were previously approved by the Board, except for their term of effectiveness. The Heitman Agreements will continue in effect for an initial term of two years. Thereafter, the Heitman Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the GRES Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Pursuant to its exemptive order from the SEC, the Adviser, subject to the approval of the Board, is permitted to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new Heitman Agreements.

IV.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2017, the SA Fund and GRES Fund did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe

Matthew A. Wolfe
Chief Legal Officer and Secretary

April 5, 2018

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE STRATEGIC ALTERNATIVES FUND, INTERNATIONAL EQUITY FUND AND

GLOBAL REAL ESTATE SECURITIES FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,138,165.916	32%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,784,897.913	27%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	709,825.856	11%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	501,574.982	8%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Compensation Plan PO Box 2190 Dallas, TX 75221-2190	445,206.168	7%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,135,552.345	55%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,514,444.638	27%
Global Real Estate Securities Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	485,448.377	5%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	12,709,307.363	58%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,798,697.650	26%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas, TX 75221-2190	7,116,457.558	23%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,223,513.054	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,996,917.553	10%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,791,811.330	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,736,239.158	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,524,906.933	8%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 2190 Dallas, TX 75221-2190	2,499,725.467	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,053,782.263	28%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,576,776.602	25%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,479,781.520	10%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,141,325.799	8%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,115,023.883	8%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	966,965.359	7%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	20,453,666.048	25%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,830,081.248	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,232,493.832	15%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	7,091,086.691	9%
International Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	6,186,335.000	8%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,467,767.307	7%

APPENDIX B

MORE INFORMATION ABOUT GOLDMAN SACHS ASSET MANAGEMENT, LLC

Goldman Sachs Asset Management, L.P. (“GSAM”), with principal offices at 200 West Street, New York, New York 10282, has been a registered investment adviser since 1990. GSAM provides a wide range of discretionary and investment advisory services, actively managed and quantitatively driven, for the firm’s clients. GSAM is wholly owned by GSAM Holdings LLC, a wholly owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman, Sachs & Co. GSAM Holdings LLC is also the general partner of GSAM and has been providing financial solutions for investors since 1988. As of December 31, 2017, GSAM, along with its investment advisory affiliates, had approximately $1.3 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion.

Listed below are the names, addresses and principal occupations during the past five years for the directors and principal executive officers of GSAM:

Name	Principal Occupation
Jacqueline Dupree Arthur	Chief Operating Officer of GSAM
Eric Lane Scott	Co-Head, Investment Management Division (Co-Chief Executive Officer) of GSAM
Timothy Joseph O’Neill	Co-Head, Investment Management Division (Co-Chief Executive Officer) of GSAM
Ellen Randy Porges	General Counsel, Investment Management Division (Chief Legal Officer) of GSAM
Judith Leah Shandling	Chief Compliance Officer of GSAM

The business address of each person listed above is the same as the address for GSAM.

GSAM does not serve as investment adviser or sub-adviser to any registered investment companies which employ a global macro fixed-income strategy similar to that proposed to be employed for the Strategic Alternatives Fund.

B-1

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Strategic Alternatives Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment.  The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment.  The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)      Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)      In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)      All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 38a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)      In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request.

(j)      The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account, without regard for any other assets held by the Trust or the Fund.

(k)      As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)       The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act to provide, or assist in providing, discretionary investment advisory services under the Contract to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff. In addition, Sub-Adviser is permitted to use affiliates and employees of such affiliates, to provide non-discretionary investment advisory services. The Sub-Adviser will be responsible under the Agreement for any action taken by such person on behalf of the Fund to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to a participating affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such participating affiliate. To the extent the Sub-Adviser utilizes the services of a participating affiliate under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ written notice, which will include the identity of the participating affiliate and such other information reasonably requested by the Adviser or the Fund.

(m)      The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust with any proof of claim it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.      Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply, to the extent applicable to the Fund Account, with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.      Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.      Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.      Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.      Limitation of Liability.

(a)      The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

(b)      Notwithstanding anything herein to the contrary, in no event will the Sub-Adviser have any responsibility for any other fund of the Trust, for any portion of the Fund not managed by the Sub-Adviser or for the acts or omissions of any other sub-adviser to the Trust or the Fund.

9.        Indemnification.

(a)      The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)      The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)      The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)      The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)      The indemnification in this Section 9 shall survive the termination of this Agreement.

10.      Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)      The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.      Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)      The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)      The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.      Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)      The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)      The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)      The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably designed to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably designed to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports relating to the Fund Account required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)      The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

(i)      The Fund is a “Qualified Eligible Person” as defined under Commodity Futures Trading Commission (“CFTC”) Regulation 4.7, consents to its account being an “exempt account” for purposes of CFTC Regulation 4.7 and acknowledges that it has not been furnished with a disclosure document prepared in accordance with CFTC Regulation 4.31 because no such document is required pursuant to CFTC Regulation 4.7.

(j)      The Sub-Adviser (i) is not required to be a member of the National Futures Association (the “NFA”) or to be registered with the CFTC in any capacity under the Commodity Exchange Act, as amended, because it does not engage in any CFTC-regulated activities, or (ii) has compiled with all conditions of any applicable exclusion or exemption from such registration, or (iii) is duly registered with the CFTC and is a member of good standing of the NFA.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.      Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)      Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

17.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.      Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and for no other purpose whatsoever and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo (collectively, the “Marks”) of the Sub-Adviser, without the prior written consent of the Sub-Adviser provided that the use of the Marks shall only be in the exact form, style and type prescribed by the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.       No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.       Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.       Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of ________________________.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of May 1, 2018.1

GUIDESTONE FUNDS – STRATEGIC ALTERNATIVES FUND 2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Melanie Childers	Name: John R. Jones
Title: Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC 2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name: Matt L. Peden	Name: David S. Spika
Title: Vice President and Chief Investment Officer	Title: President

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 200 West Street New York, New York 10282
Attest
By:	By:

Name:	Name:

Title:	Title:

[1]	Original Agreement dated May 1, 2018.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE MAY 1, 2018

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.
10.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Goldman Sachs Asset Management, L.P., (“Sub-Adviser”) relating to the Strategic Alternatives Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ron W. Bass	Chief Compliance Officer

APPENDIX D

MORE INFORMATION ABOUT HARRIS ASSOCIATES L.P.

Harris Associates L.P. (“Harris”), with principal offices at 111 South Wacker Drive, Suite 4600, Chicago, Illinois 60606-4319, serves as investment adviser or sub-adviser to individuals, trusts, retirement plans, endowments, foundations and other mutual funds and as a manager to private partnerships. Founded in 1976, Harris had approximately $140 billion in assets under management as of December 31, 2017.

Listed below are the names, addresses and principal occupations during the past five years for the directors and principal executive officers of Harris:

Name	Principal Occupation(s)
Anthony P. Coniaris	Co-Chairman, Portfolio Manager and Analyst of Harris, Co-Chairman of Harris Associates, Inc. (“HAI”) and Executive Vice President and Portfolio Manager (Oakmark Select Fund, Oakmark Global Fund and Oakmark Global Select Fund) of Harris Associates Investment Trust (“HAIT”)
Kevin G. Grant	Co-Chairman, Portfolio Manager and Analyst of Harris, and Co-Chairman of HAI and Executive Vice President and Portfolio Manager (Oakmark Fund) of HAIT
Justin D. Hance	Vice President of Harris and HAI, Director of International Research of Harris and Vice President and Portfolio Manager (Oakmark International Small Cap Fund) of HAIT since 2016 and Assistant Director of International Research and Analyst of Harris prior thereto
David G. Herro	Deputy Chairman and Chief Investment Officer, International Equities, of Harris and HAI, Director of HAI, Portfolio Manager and Analyst of Harris and Vice President and Portfolio Manager (Oakmark Global Fund, Oakmark Global Select Fund, Oakmark International Fund and Oakmark International Small Cap Fund) of HAIT
M. Colin Hudson	Vice President, Portfolio Manager and Analyst of Harris, Vice President of HAI and Vice President and Portfolio Manager (Oakmark Equity and Income Fund ) of HAIT
Christopher W. Keller	Chief Operating Officer of Harris and Vice President of HAIT since 2015 and Vice President and Managing Director of Goldman Sachs Asset Management, L.P. prior thereto
Jason E. Long	Vice President of Harris and HAI, Portfolio Manager and Analyst of Harris and Vice President and Portfolio Manager (Oakmark Global Fund) of HAIT since 2016 and Analyst of Harris prior thereto
Michael L. Manelli	Vice President, Portfolio Manager and Analyst of Harris, Vice President of HAI and Vice President and Portfolio Manager (Oakmark International Fund and Oakmark International Small Cap Fund) of HAIT
Colin P. McFarland	Chief Compliance Officer of Harris
Clyde S. McGregor	Vice President and Portfolio Manager of Harris; Vice President of HAI and Vice President and Portfolio Manager (Oakmark Equity and Income Fund and Oakmark Global Fund) of HAIT

D-1

Name	Principal Occupation(s)
Thomas W. Murray	Vice President, Director of U.S. Research, Portfolio Manager and Analyst of Harris, Vice President and Director of U.S. Research of HAI and Vice President and Portfolio Manager (Oakmark Select Fund) of HAIT
William C. Nygren	Vice President and Chief Investment Officer, U.S. Equity, Portfolio Manager and Analyst of Harris, Vice President of HAI and Vice President and Portfolio Manager (Oakmark Fund, Oakmark Select Fund and Oakmark Global Select Fund) of HAIT
Kristi L. Rowsell	President of Harris, HAI and Harris Associates Securities L.P. (“HASLP”), Director of HAI and Trustee and President of HAIT
Zachary D. Weber	Chief Financial Officer and Treasurer of Harris and HAI since 2016, Senior Vice President and Vice President of GCM Grosvenor prior thereto and Vice President of HAIT since 2016
Rana J. Wright	Vice President, General Counsel and Secretary of Harris

The business address of each person listed above is the same as the address for Harris.

Harris also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the IE Fund:

Fund	Approximate Fund Net Assets as of December 31, 2017 (in millions)	Annual Investment Advisory Fee*
Brighthouse Funds Trust I Harris Oakmark International	$3,428.47	First $50 million – 0.65%; Next $50 million – 0.60%; Next $900 million – 0.50%; Over $1 billion – 0.45%
Laudus International MarketMasters Fund	$1,859.37	First $125 million – 0.60%; Next $125 million – 0.575%; Next $250 million – 0.55%; Over $500 million – 0.50%
Natixis Oakmark International Fund	$1,139.99	All Assets – 0.60%

    *As a percentage of average net assets.

D-2

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and HARRIS ASSOCIATES L.P., a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the International Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment.   The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment.   The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services to the Fund

Account under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account. If for any reason beyond the control of the Sub-Adviser, including but not limited to, by reason of a change in the nature of any investment (whether through change in business activity or credit rating), the Fund Account ceases to comply with the GuideStone Financial Resources restrictions as described in this paragraph 3(b), then the Sub-Adviser must promptly seek to remedy the non-compliance. To the extent that the Sub-Adviser: (i) has complied with and continues to comply with the terms of this Agreement and; (ii) has taken and continues to take reasonable action under this paragraph 3(b), then non-compliance of the type described in the preceding sentence will not constitute a breach of this Agreement or Sub-Adviser’s duties or obligations under this Agreement or otherwise.

(c)        The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may cause those brokers to be paid in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will provide reasonable assistance to the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)        The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)        As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)        The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

4.        Further Duties.   In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies.   Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses.   During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation.   The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability.   The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the

Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)        The indemnification in this Section 9 shall survive the termination of this Agreement.

10.        Representations, Warranties and Agreements of the Trust.   The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.        Representations of the Adviser.   The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of the Sub-Adviser.   The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately on a quarterly basis, furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV Part 2A, which as of the date of this Agreement is its Form ADV Part 2A as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or C-level executives of the Sub-Adviser, in each case prior to such change if practicable but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive.   The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser. The Adviser and the Trust agree that the Sub-Adviser may provide advice or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Fund Account.

14.        Confidentiality.   Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.        Authorized Representatives of the Adviser.   The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.        Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

17.        Amendment of this Agreement.   No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability.   The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law.   This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Reference to the Sub-Adviser.   The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, (“Sub-Adviser References”) without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution. The parties agree that the Sub-Adviser References are the valuable property of the Sub-Adviser and that upon termination of this Agreement, the Adviser and the Trust shall cease to use the Sub-Adviser References except as necessary for disclosures in compliance with applicable law.

21.        No Implied Waiver.   The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.        Severability.   If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.        Miscellaneous.   The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.        Notices.   Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of                             .

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                                 .1

GUIDESTONE FUNDS – INTERNATIONAL EQUITY FUND
Attest	2401 Cedar Springs Road Dallas, Texas 75201
By:	By:
Name: Melanie Childers	Name: John R. Jones
Title: Vice President – Fund Operations	Title: President

GUIDESTONE CAPITAL MANAGEMENT, LLC
Attest	2401 Cedar Springs Road Dallas, Texas 75201
By:	By:
Name: Matt L. Peden	Name: David S. Spika
Title: Vice President and Chief Investment Officer	Title: President

HARRIS ASSOCIATES L.P.
Attest	111 S. Wacker Drive Suite 4600 Chicago, Illinois 60606
By:	By:

Name:	Name:

Title:	Title:

1 Original Agreement dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE _______

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

4.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
5.	Attribution analysis report.
6.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
7.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

8.	Report on notice of regulatory examinations and copies of any exam reports.
9.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or C-level executives of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account portfolio manager(s).
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Harris Associates L.P., (“Sub-Adviser”) relating to the International Equity Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and
Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer